SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549
                       ______________________



                              FORM 8-K

                           CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


Date of Report ( Date earliest event reported)   December 3, 1996
                                                 ----------------


                         VALUE HOLDINGS, INC.
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        (exact name of registrant as specified in its charter)

                               FLORIDA
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           (State or other jurisdiction of incorporation)


         0-15076                              59-2388734
---------------------------        --------------------------------


         3211 PONCE DE LEON BLVD., CORAL GABLES, FL      33134
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   (Address of principal executive offices)          (Zip Code)


Registrant's Telephone Number, Including Area Code: (305) 666-3165
                                                   ----------------

                                N/A
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   (Former name or former address, if changed since last report)







Item 2. Acquisition and Disposition of Assets

Concurrent with the resignation of the company's president, Anthony Pallante (see item 5 below), the following certain transactions were approved by the Board of Directors of Value Holdings, Inc.

Value Holdings will transfer to Mr. Pallante the share of Value Beverage Corp. and its subsidiaries, The Trade Group, Inc. and Consolidated Beverage Company. Mr. Pallante will provide the company with a release relieving the company from any further obligation to him.

The Board of Directors ratified, affirmed and approved the transfer of all the shares of Indian Brewing Corporation Limited to 1200473 Ontario Limited in exchange for the payment of US$14,000.00 payable on or before February 28, 1997. Mr Pallante has an interest in 1200473 Ontario Limited.

Item 5. Other Events.

Anthony Pallante resigned as a president of the company on December 3, 1996 at a previously noticed meeting of the Board of Directors. The Board of Directors accepted the resignation and passed a resolution authorizing the transfer of certain assets to Mr. Pallante as severance compensation (see Item 2 above). Mr. Pallante and the company agreed to provide mutual releases of liability. Alison Rosenberg Cohen, vice president of the company, will act as interim president until a replacement for Mr. Pallante is found.

Item 7. Exhibits

In accordance with Item 601 of Regulation S-K the following documents are attached hereto as Exhibits.

 Exhibit 1. Resolution of the Directors of Value Holdings, Inc.

 Exhibit 2. Release and Indemnity

 Exhibit 3. Resolution of the Directors of Value Holdings with its
            Appendix A

                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VALUE HOLDINGS, INC.
                                       By /s/ Alison Cohen
                                         ---------------------
                                              Alison Cohen
                                              President
Date: December 9, 1996

                 RESOLUTIONS OF THE DIRECTORS OF
                      Value Holdings, Inc.
                      (the "corporation")

BE IT RESOLVED THAT:

1. Anthony Pallante hereby tenders his resignation as an officer and director of the corporation and that resignation is hereby immediately accepted in consideration of the following terms.

2. Anthony Pallante shall be paid the full amount of his employment contract being $115,000(US) plus outstanding business related expenses being approximately $11,600 with 15% of the amount owing to be paid by February 25, 1997 and the balance not later than June 30, 1997. Anthony Pallante will provide an expense report in support of his claim for business expenses.

3. Anthony Pallante will receive the second segment of stock as set out in the previous share exchange agreement.

4. Value Holdings will use its best efforts to obtain a written release from the Toronto-Dominion Bank on or before December 31, 1996 removing any of Anthony Pallante's personal exposure relating to the guarantee o the loan/operating line of credit which was to be paid by Value Holdings, Inc.. Value Holdings, Inc. will indemnify Mr. Pallante from any personal liability not withstanding the foregoing, the release will be obtained on or before June 30, 1997.

5. The corporation will provide Anthony Pallante with a release and indemnity for any personal liability resulting from his involvement with the corporation as an officer or director up to the date of his resignation.

6. In consideration of the above, Anthony Pallante will accept the transfer of the shares of Value Beverage Corp., and its subsidiaries, namely, The Trade Group, Inc. and Consolidated
   Beverage company which will be transferred to him, or as he may direct, subject to shareholder ratification at the next
   Shareholders Meeting.

7. Upon completion of the matters set out above, mutual releases will be exchanged for any liabilities relating to Anthony Pallante's employment or directorship with the corporation including his written release of any rights to the third segment of stock.

The foregoing resolutions are hereby passed by the directors of the Corporation as evidenced by their signatures hereto.








DATED this 3rd Day of December, 1996.

/s/ Alison Rosenberg Cohen                /s/ Anthony Pallante
--------------------------                --------------------
Alison Rosenberg Cohen                    Anthony Pallante


/s/ Eugene Bialys                        /s/ Jeffrey Kurtz
-----------------                        -----------------
Eugene Bialys                            Jeffrey Kurtz











































                      RELEASE AND INDEMNITY


the undersigned (herein called the Releasor, which term includes successors, heirs, executors, administrators and assigns), in consideration of the work completed hereby remises, releases and discharges Anthony Pallante (herein called the Releasee, which terms includes, successors, heirs, executors, administrators and assigns) of and from all actions, causes of actions, claims and demands of every nature or kind arising out of or in any way related to or connected with the Share Purchase Agreement, his employment or directorship agrees not to make any claim or to commence or maintain any action or proceeding against the Release or its principals.

AND IT IS FURTHER AGREED that the Releasee does not by the payment aforesaid or otherwise admit any liability to the Releasor and liability is in fact denied.

AND IT IS FURTHER AGREED that the Releasor agrees to indemnify and save the Releasee harmless from any and all cause of action, claims, orders or liabilities of any kind arising from or relating to his employment or directorship with Value Holdings, Inc.

IN WITNESS THEREOF the Releasor has hereunto set his hand and seal this 3rd Day of December, 1996.


SIGNED SEALED AND DELIVERED   )
in the presence of            )
                              )        VALUE HOLDINGS, INC.
                              )
_______/s/______________      )        Per:/s/_________________
Witness                       )        Name: Director
                              )        I have the authority to
                              )        bind the Corporation
______/s/_______________      )
Witness                       )
                              )        Per:/s/_________________
                              )        Name: Director
                              )        I have the authority to
                              )        bind the Corporation













                 RESOLUTIONS OF THE DIRECTORS OF
                      Value Holdings, Inc.
                      (the "corporation")


WHEREAS Indian Brewery Corporation Ltd., was incorporated for the purpose of holding a license agreement with Indian manufacturing
Limited and 951268 Ontario Limited:

AND WHEREAS the license agreement was negotiated and dated January 1, 1996, the "License Agreement", but Indian Brewing corporation
Ltd. was unable to complete its obligations thereunder;

AND WHEREAS it is and was to the benefit of the corporation to reduce or remove any prospective liability or accountability for the terms of the said contract due to its position as Guarantor as defined in the License Agreement;

BE IT RESOLVED THAT:

1. the transfer of the shareholdings of Indian Brewing Corporation Ltd. as set out in the Memorandum of Agreement dated October 1, 1996 be affirmed and approved. A copy of the subject memorandum of Agreement is attached to this Resolution as Appendix "A".

2. It is acknowledged that Anthony Pallante has disclosed that he will have an interest in the corporation to which the shares of Indian Brewing Corporation Ltd. are transferred.

The foregoing resolutions are hereby passed by the directors of the Corporation.

DATED this 3rd Day of December, 1996


/s/ Alison Rosenberg Cohen                /s/ Anthony Pallante
--------------------------                --------------------
Alison Rosenberg Cohen                    Anthony Pallante


/s/ Eugene Bialys                        /s/ Jeffrey Kurtz
-----------------                        -----------------
Eugene Bialys                            Jeffrey Kurtz





                          APPENDIX "A"

                           MEMORANDUM
                               OF
                            AGREEMENT

TO:     Indian Brewing Corporation
        144 King Street East
        Toronto, Ontario
        M5C 1G7

AND TO: Anthony Pallante
        1221 Whiteoaks Avenue
        Mississaugua, Ontario
        L5J 3B8

FROM:   Value Holdings, Inc.

DATE:   October 1, 1996

RE:     Indian Brewing Corporation. Ltd.

The undersigned Value Holdings, Inc. hereby agrees to transfer all of its shareholdings of Indian Brewing Corporation, Ltd. and all agreements, licensing or otherwise, to 1200473 Ontario Limited. Value Holdings, Inc. shall receive from the transferee a written promise to pay $14,000(US) with payment to be received on or before February 28, 1997. Value Holdings, Inc. confirms there are no liens, options or any other rights or encumbrances involving the issued or unissued shares. It is hereby confirmed such transfer shall take place without recourse to the transferee (except for the aforesaid funds owing) or Anthony Pallante who are released from liability or accountability with respect to the terms or consequences of the subject transfer. The undersigned agree to sign further documentation which may be reasonable necessary to effect the terms of this transfer.


Value Holdings, Inc.

Per:_______/s/____________

I have authority to bind the corporation.

Indian Brewing Corporation Ltd.

Per:_______/s/____________

I have authority to bind the corporation.


__________/s/_____________
Anthony Pallante
personally